UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2005

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-4.1: FOURTEENTH SUPPLEMENTAL INDENTURE
EX-5.1: OPINION OF LEBOEUF, LAMB, GREENE & MACRAE LLP

Item 8.01. Other Events.

     On June 22, 2005, MetLife, Inc., a Delaware corporation, entered into (i) an underwriting agreement (attached as Exhibit 1.1 to MetLife, Inc.’s Current Report on Form 8-K dated June 28, 2005 (the “June 28 Form 8-K”)), and (ii) a pricing agreement relating to £400 million aggregate principal amount of 5.25% senior notes due June 29, 2020 (the “Senior Notes”) (attached as Exhibit 1.2 to the June 28 Form 8-K), each among MetLife, Inc., Barclays Bank PLC and The Royal Bank of Scotland plc, as representatives of the several underwriters (the “Underwriters”), pursuant to which the Underwriters agreed to purchase the Senior Notes from MetLife, Inc.

     The terms of the Senior Notes are set forth in an indenture dated as of November 9, 2001 (attached as Exhibit 4.1 to MetLife, Inc.’s
Form 8-K filed with the U.S. Securities and Exchange Commission on November 28, 2001 and incorporated herein by reference), as supplemented by a Fourteenth Supplemental Indenture dated as of June 29, 2005 relating to the Senior Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference).

     On June 29, 2005, LeBoeuf, Lamb, Greene & MacRae, LLP, attorneys for MetLife, Inc., issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Senior Notes.

     For additional information concerning the offering of the Senior Notes, see the June 28 Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     The following documents are filed with reference to and hereby incorporated by reference into MetLife, Inc.’s registration statement on Form S-3 (File Nos. 333-124358, 333-124358-01 and 333-124358-02 under the Securities Act).

(c)	4.1	Fourteenth Supplemental Indenture dated as of June 29, 2005 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the Senior Notes.

	4.2	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).

	5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae, LLP.

	23.1	Consent of LeBoeuf, Lamb, Greene & MacRae, LLP (included in Exhibit 5.1 above).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MetLife, Inc.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: June 29, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit
4.1	Fourteenth Supplemental Indenture dated as of June 29, 2005 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the Senior Notes.

4.2	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae, LLP.

23.1	Consent of LeBoeuf, Lamb, Greene & MacRae, LLP (included in Exhibit 5.1 above).